PROSPECTUS

May 1, 2001                                INTERNATIONAL EQUITY FUNDS
(as supplemented August 1, 2001)           Pilgrim Worldwide Growth
                                           Pilgrim International Value
CLASS Q                                    Pilgrim International
                                           Pilgrim International Core Growth
                                           Pilgrim International SmallCap Growth
                                           Pilgrim Emerging Countries



This prospectus contains important information about investing in the Class Q shares of the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

[PICTURE OF WORLD MAP]                                            [PILGRIM LOGO]

                                                                 WHAT'S INSIDE
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[GRAPHIC] OBJECTIVE

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

[GRAPHIC] INVESTMENT STRATEGY

You'll also find:

[GRAPHIC] RISKS

HOW THE FUND HAS PERFORMED.
A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC] HOW THE FUND HAS PERFORMED

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

Introduction to the
Pilgrim Funds                                                                  1
Funds At A Glance                                                              2

INTERNATIONAL EQUITY FUNDS
Pilgrim Worldwide Growth                                                       4
Pilgrim International Value                                                    6
Pilgrim International                                                          8
Pilgrim International Core Growth                                             10
Pilgrim International SmallCap Growth                                         12
Pilgrim Emerging Countries                                                    14

What You Pay to Invest                                                        16
Shareholder Guide                                                             18
Management of the Funds                                                       22
Dividends, Distributions and Taxes                                            24
More Information About Risks                                                  25
Financial Highlights                                                          28
Where To Go For More Information                                      Back cover

                                                                    INTRODUCTION
                                                            TO THE PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

INTERNATIONAL EQUITY FUNDS

     ING Pilgrim offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

     They may suit you if you:

     *    are investing for the long-term -- at least several years

     *    are looking for exposure to international markets

     *    are willing to accept higher risk in exchange for long-term growth.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

-------
Funds
At A
Glance
-------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

                FUND                                          INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
International   Worldwide Growth Fund                         Maximum long-term capital appreciation
Equity Funds    Adviser: ING Pilgrim Investments, LLC


                International Value Fund                      Long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC
                Sub-Adviser: Brandes
                Investment Partners, L.P.

                International Fund                            Long-term growth of capital
                Adviser: ING Pilgrim Investments, LLC


                International Core Growth Fund                Maximum long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC


                International SmallCap Growth Fund            Maximum long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC
                Sub-Adviser: Nicholas-Applegate Capital Mgt.

                Emerging Countries Fund                       Maximum long-term capital appreciation
                Adviser: ING Pilgrim Investments, LLC

MAIN INVESTMENTS                                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------
Equity securities of companies located in           Price volatility and other risks that accompany an investment in
countries around the world, which may include       growth-oriented foreign equities. Sensitive to currency exchange
the U.S., believed to have growth potential.        rates, international political and economic conditions and other risks that affect foreign securities.

Equity securities of issuers located in             Price volatility and other risks that accompany an investment in
countries outside the U.S., believed to have        foreign equities. Sensitive to currency exchange rates,
prices below their long-term value.                 international political and economic conditions and other risks that affect foreign securities.

Equity securities and equity equivalents of         Price volatility and other risks that accompany an investment in
companies outside of the U.S.                       growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

Equity securities of larger companies in            Price volatility and other risks that accompany an investment in
countries around the world, which may include       growth-oriented foreign equities. Sensitive to currency exchange
the U.S., believed to have growth potential.        rates, international political and economic conditions and other risks that affect foreign securities.

Equity securities of small-sized companies in       Price volatility, liquidity and other risks that accompany an
countries around the world, which may include       investment in equity securities of foreign, small-sized
the U.S., believed to have growth potential.        companies. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

Equity securities of issuers located in             Price volatility, liquidity and other risks that accompany an
countries with emerging securities markets          investment in equities from emerging countries. Sensitive to
believed to have growth potential.                  currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

-------------
International
Equity Funds
-------------
                                                    Adviser
PILGRIM WORLDWIDE GROWTH FUND                       ING Pilgrim Investments, LLC
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OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

International Component -- The portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

U.S. Component -- The Fund normally invests in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of June 30, 2001, this meant market capitalizations in the range of $8.4 billion to $484 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

From time to time, the Adviser reviews the allocation between the U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging markets countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

4    Pilgrim Worldwide Growth Fund

                                                  PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996    1997    1998    1999     2000
    ----   ----   ----   ----   ----   ----    ----    ----    ----     ----
                                      18.32   17.64   37.92   83.79   -22.15

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 44.52%

4th quarter 2000: down 15.80%

The Fund's year-to-date total return as of June 30, 2001 was down 20.46%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International World Index ("MSCI World Index").

Average Annual Total Returns

                                            MSCI
                                           World
                             Class Q      Index(3)
                             -------      --------
One year, ended
December 31, 2000      %     -22.15        -13.92

Five years, ended
December 31, 2000      %      22.40         11.58

Since inception(4)     %      20.92         12.28

----------
(3) MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
(4)  Class Q commenced operations on August 31, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim Worldwide Growth Fund   5

-------------
International
Equity Funds
-------------
                                               Adviser
                                               ING Pilgrim Investments, LLC
                                               Sub-Adviser
PILGRIM INTERNATIONAL VALUE FUND               Brandes Investment Partners, L.P.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and Global depositary receipts, as well as convertible securities.

Under normal circumstances, the Fund invests at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest up to the greater of:

*    20% of its assets in any one country or industry, or,

* 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia, and Far East ("MSCI EAFE") Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent that the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

6    Pilgrim International Value Fund

                                                PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)(2)

    1991   1992   1993   1994   1995   1996    1997    1998    1999     2000
    ----   ----   ----   ----   ----   ----    ----    ----    ----     ----
                                      15.23   17.86   13.46   51.49     1.89

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 24.50%

3rd quarter 1998: down 14.73%

The Fund's year-to-date total return as of June 30, 2001 was down 8.00%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index.

Average Annual Total Returns

                                             MSCI
                                             EAFE
                           Class A(3)      Index(4)
                           ----------      --------
One year, ended
December 31, 2000      %     -3.97          -13.96

Five years, ended
December 31, 2000      %     17.52            7.43

Since inception(5)     %     17.14            8.11

----------
(3) This table shows performance of the Class A shares of the Fund, because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.
(5)  Class A commenced operations on March 6, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Pilgrim International Value Fund    7

-------------
International
Equity Funds
-------------
                                                    Adviser
PILGRIM INTERNATIONAL FUND                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-size companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries: It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities in which the Fund invests.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Inability to Sell Securities -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

8    Pilgrim International Fund

                                                      PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996    1997    1998    1999    2000
    ----   ----   ----   ----   ----   ----    ----    ----    ----    ----
                         5.87   5.77  13.46    1.56   19.02   47.50   -8.30

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 26.70%

4th quarter 1997: down 10.69%

The Fund's year-to-date total return as of June 30, 2001 was down 13.42%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia, and Far East Index ("MSCI EAFE Index").

Average Annual Total Returns

                                                     MSCI EAFE
                                      Class A (3)     Index(4)
                                      -----------     --------
One year, ended
December 31, 2000                 %     -13.57         -13.96

Five years, ended
December 31, 2000                 %      11.90           7.43

Since inception (5)               %      10.13           6.93

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(5)  Class A commenced operations on January 3, 1994.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Pilgrim International Fund    9

-------------
International
Equity Funds
-------------
                                                    Adviser
PILGRIM INTERNATIONAL CORE GROWTH FUND              ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-size companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securites.

In pursuing the Fund's investment strategy, the portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in large companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or smaller company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

10   Pilgrim International Core Growth Fund

                                          PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996    1997    1998    1999    2000
    ----   ----   ----   ----   ----   ----    ----    ----    ----    ----
                                                      21.22   66.97   -25.02

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 43.94%

3rd quarter 1998: down 14.84%

The Fund's year-to-date total return as of June 30, 2001 was down 15.88%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia, and Far East Index ("MSCI EAFE Index").

Average Annual Total Returns

                                             MSCI
                                             EAFE
                             Class Q       Index(3)
                             -------       --------
One year, ended
December 31, 2000      %      -25.02        -13.96

Since inception(4)     %      -16.59         8.58

----------
(3) MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.
(4)  Class Q commenced operations on February 28, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                    Pilgrim International Core Growth Fund    11

-------------
International
Equity Funds
-------------
                                                    Adviser
                                                    ING Pilgrim Investments, LLC
                                                    Sub-Adviser
                                                    Nicholas-Applegate
PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND          Capital Management
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in securities of small companies located outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers.

The Fund invests primarily in smaller-capitalized companies ("small cap stocks") located worldwide. In the opinion of the Fund's Sub-Adviser, small cap stocks are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in over 50 countries. The market capitalization ranges of the various countries' small cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets.

The Fund normally invests at least 75% of its total assets in common and preferred stock, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund's Sub-Adviser emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of traditional fundamental research of individual securities, calling on the expertise of many external analysts in different countries throughout the world, and a computer intensive ranking system that analyzes and ranks securities. The Sub-Adviser seeks to uncover signs of "change at the margin" -- positive business developments which are not yet fully reflected in a company's stock price.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

12   Pilgrim International SmallCap Growth Fund

                                      PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996    1997    1998    1999    2000
    ----   ----   ----   ----   ----   ----    ----    ----    ----    ----
                                      17.98   13.93   35.96   121.97  -16.38

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

Best and worst quarterly performance during this period:

4th quarter 1999: up 52.50%

3rd quarter 1998: down 15.26%

The Fund's year-to-date total return as of June 30, 2001 was down 18.55%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Salomon Europe Pacific Australasia Composite Extended Market Index ("Salomon EPAC EM Index").

Average Annual Total Returns

                                           Salomon
                                             EPAC
                                              EM
                             Class Q       Index(3)
                             -------       --------
One year, ended
December 31, 2000      %     -16.38        -11.08

Five years, ended
December 31, 2000      %      27.67          3.57

Since inception(4)     %      26.00          3.85

----------
(3) The Salomon EPAC EM Index is an unmanaged index that measures the performance of securities of smaller capitalization companies in 22 countries excluding the U.S. and Canada.
(4)  Class Q commenced operations on August 31, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                Pilgrim International SmallCap Growth Fund    13

-------------
International
Equity Funds
-------------
                                                    Adviser
PILGRIM EMERGING COUNTRIES FUND                     ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international financial community.

The Fund may invest up to 35% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

In selecting securities of issuers located in emerging market countries, the Adviser uses a "bottom-up" fundamental analyis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

In selecting stocks in developed markets, the portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use "bottom-up" analysis to choose companies which offer good value relative to their peers in the same industry sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In their conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Debt Securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Inability to Sell Securities -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

14   Pilgrim Emerging Countries Fund

                                                 PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996    1997    1998    1999    2000
    ----   ----   ----   ----   ----   ----    ----    ----    ----    ----
                                      27.75   10.00   -21.46   76.30  -31.83

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 36.26%

3rd quarter 1998: down 25.99%

The Fund's year-to-date total return as of June 30, 2001 was down 3.50%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index").

Average Annual Total Returns

                                              MSCI
                                              EMF
                              Class Q       Index(3)
                              -------       --------
One year, ended
December 31, 2000      %      -31.83        -28.84

Five years, ended
December 31, 2000      %       5.81          -3.28

Since inception(4)     %       4.42          -3.27

----------
(3) MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(4)  Class Q commenced operations on August 31, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Pilgrim Emerging Countries Fund    15

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the Funds.

Fees You Pay Directly

                                                                    Class Q
                                                                    -------
Maximum sales charge on your investment
(as a % of offering price)                                            none

Maximum deferred sales charge
(as a % of purchase or sales price, whichever is less)                none

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

                                                                          Total
                                                                          Fund          Waivers
                                     Management   Service     Other     Operating         and              Net
Fund                                    Fee        Fees     Expenses     Expenses   Reimbursements(2)   Expenses
----                                    ---        ----     --------     --------   -----------------   --------
Worldwide Growth(3)             %      1.00        0.25        0.24        1.49              --            1.49
International Value             %      1.00        0.25        0.32        1.57              --            1.57
International(3)                %      1.00        0.25        0.98(4)     2.23              --            2.23
International Core Growth       %      1.00        0.25        0.74        1.99           -0.15            1.84
International SmallCap Growth   %      1.00        0.25        0.33        1.58              --            1.58
Emerging Countries(3)           %      1.25        0.25        0.78        2.28           -0.15            2.13

----------
(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recent complete fiscal year, as adjusted for contractual changes, and fee waivers to which the Adviser has agreed.
(2) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Fund except International Value Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments, LLC is shown under the heading "Waivers and Reimbursements." For each Fund, the expense limit will continue through at least October 31, 2001. The expense limitations are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the expense limitation at least 30 days prior to the end of the term or upon termination of the investment management agreement. Nicholas-Applegate Capital Management bears 50% of the cost of maintaining the expense limit for International SmallCap Growth Fund.
(3) Effective February 23, 2001 certain funds merged with Worldwide Growth and International Funds. Effective February 23, 2001 and April 27, 2001, certain funds merged with Emerging Countries Fund. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.
(4) For International Fund, estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments, LLC's management of the Fund.

16   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class Q

Fund                                 1 year    3 years   5 years   10 years
----                                 ------    -------   -------   --------
Worldwide Growth                 $     152       471        813     1,779
International Value              $     160       496        855     1,867
International                    $     226       697      1,195     2,565
International Core Growth        $     187       610      1,059     2,305
International SmallCap Growth    $     161       499        860     1,878
Emerging Countries               $     216       698      1,206     2,604

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    17

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Purchase of Shares

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Class A, B, and C shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim reserves the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

Distribution and Shareholder Service Fees

To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

Retirement Plans

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact the Shareholder Servicing Agent at (800) 992-0180.

                        Initial                        Additional
   Method              Investment                      Investment
   ------              ----------                      ----------
By Contacting    A financial consultant            Visit or consult a
Your Financial   with an authorized                financial consultant.
Consultant       firm can help you
                 establish and maintain
                 your account.

By Mail          Visit or speak with a             Fill out the Account
                 financial consultant.             Additions form
                 Make your check                   included on the
                 payable to the                    bottom of your
                 Pilgrim Funds and                 account statement
                 mail it, along with a             along with your
                 completed                         check payable to the
                 Application. Please               Fund and mail them
                 indicate your                     to the address on the
                 investment                        account statement.
                 professional on the               Remember to write
                 New Account                       your account number
                 Application.                      on the check.

By Wire          Call the ING Pilgrim              Wire the funds in the
                 Operations Department             same manner
                 at (800) 336-3436 to              described under
                 to obtain an account              "Initial Investment."
                 number and indicate your
                 investment professional
                 on the account.

                 Instruct your bank to
                 wire funds to the Fund
                 in the care of:

                 State Street
                 Bank and Trust
                 Kansas City
                 ABA #101003621
                 Kansas City, MO
                 credit to: ___________
                 (the Fund)
                 A/C #751-8315; for
                 further credit
                 to: __________________
                 Shareholder
                 A/C #_________________
                 (A/C # you received
                 over the telephone)
                 Shareholder Name:
                 ______________________
                 (Your Name Here)
                 After wiring funds
                 you must complete
                 the Account Application
                 and send it to:

                 Pilgrim Funds
                 P.O. Box 219368
                 Kansas City, MO
                 64121-6368

18   Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.

*    Minimum withdrawal amount is $1,000.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

          Method                            Procedures
          ------                            ----------
By Contacting Your      You may redeem by contacting your
Financial Consultant    financial consultant who may charge for
                        their services in connection with your
                        redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                        Pilgrim Funds
                        P.O. Box 219368
                        Kansas City, MO 64121-6368

                        If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --         You may redeem shares by telephone on all accounts other
Expedited Redemption    than retirement accounts, unless you check the box on
                        the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing Agent at
                        (800) 992-0180.

                        Receiving Proceeds By Check:
                        You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                        Receiving Proceeds By Wire:
                        You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    19

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

Net Asset Value

The net asset value ("NAV") per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class Q shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Pilgrim Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange Class Q shares for Class Q shares of any other Pilgrim Fund that offers Class Q shares. The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the Prospectus of the Pilgrim Fund you intend to exchange before exchanging your shares.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the

20   Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

Systematic Exchange Privilege

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts (Non-Retirement Only)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

Account Access

Unless your Pilgrim shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

Privacy Policy

You may review the Funds' policy concerning investor privacy over the Internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    21

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim has overall responsibility for the management of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of June 30, 2001, ING Pilgrim managed over $18.4 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

Fund                                Management Fee
----                                --------------
Worldwide Growth                         1.00
International Value                      1.00
International                            1.00
International Core Growth                1.00
International SmallCap Growth            1.00
Emerging Countries                       1.25

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

International Fund
International Core Growth Fund

The following individuals share responsibility for the day-to-day management of the International and International Core Growth Funds:

Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, has served as Senior Portfolio Manager of International Fund since January 1994, and International Core Growth Fund since October 2000. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).

Phillip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, has served as Senior Portfolio Manager of International Fund since January 1998, and International Core Growth Fund since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.

Emerging Countries Fund

The following individuals share responsibility for the day-to-day management of the Emerging Countries Fund:

Richard T. Saler, whose background is described above, has served as the Senior Portfolio Manager of the portfolio management team that manages Emerging Countries Fund since October 2000.

Phillip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages Emerging Countries Fund since October 2000.

Jan Wim Derks, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Prior to joining ING Investment Management -- Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

Eric Anderson, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Anderson also serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment Management -- Americas. Prior to joining ING Investment Management -- Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

Bratin Sanyal, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Sanyal serves as the Senior Portfoio Manager -- Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management -- Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the highly indebted countries.

Worldwide Growth Fund

The following individuals share responsibility for the day-to-day management of the Worldwide Growth Fund:

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 1, 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since January 2001. Prior to joining ING Pilgrim in October 1999 was a Portfolio Manager at Northstar Investment Management, Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

22   Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
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Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 1, 2000.

Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 1, 2000.

SUB-ADVISERS

For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio.

International Value Fund

Brandes Investment Partners, L.P.

A registered investment adviser, Brandes Investment Partners, L.P. ("Brandes") serves as Sub-Adviser to the Pilgrim International Value Fund. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc., which has been providing investment advisory services (through various predecessor entities) since 1974. As of June 30, 2001, Brandes managed over $55 billion in international portfolios. Brandes' principal address is 12750 High Bluff Drive, San Diego, California 92130.

Charles Brandes has co-managed the Pilgrim International Value Fund since the Fund was formed in March 1995. Mr. Brandes has over 31 years of investment management experience. He founded the general partner of Brandes in 1974 and owns a controlling interest in it. At Brandes, he serves as a Managing Partner. He is a Chartered Financial Analyst and a Member of the Association for Investment Management and Research.

Jeff Busby has co-managed the Pilgrim International Value Fund since the Fund was formed in March 1995. Mr. Busby has over 13 years of investment management experience. At Brandes he serves as a Managing Partner. He is also responsible for overseeing all trading activities for the firm. He is a Chartered Financial Analyst, and a Member of the Association for Investment Management and Research and the Financial Analyst Society.

International SmallCap Growth Fund

Nicholas-Applegate Capital Management

Nicholas-Applegate Capital Management ("NACM") serves as Sub-Adviser to the Pilgrim International SmallCap Growth Fund. NACM was founded in 1984 by Arthur Nicholas, Managing Director, and Fred Applegate as an institutional investment manager. NACM is now a wholly owned subsidiary of Allianz AG. As of June 30, 2001, NACM managed over $29.4 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Fund is managed by a team of portfolio managers and analysts headed by Loretta Morris and Randall Kahn. NACM has offices in San Diego, New York, San Francisco and Chicago. Its principal place of business is 600 West Broadway, San Diego, California 92101.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Management of the Funds    23

DIVIDENDS, DISTRIBUTIONS AND TAXES                               DIVIDENDS/TAXES
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Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primary of capital goods. Each Fund pays dividends, if any, annually. Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another Pilgrim Fund which offers Class Q shares.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information ("SAI") for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

24   Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (All Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities (All Funds). Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Corporate Debt Securities (International Fund). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    25

MORE INFORMATION ABOUT RISKS
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However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Convertible Securities (All Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Investments in Small- and Mid-Capitalization Companies (International SmallCap Growth Fund). The Funds may invest in small and mid- capitalization companies. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resouces, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erractic market movements than securities of larger, more established growth companies or the market averages in general.

Portfolio Turnover. Each Fund (except International Value Fund) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund

OTHER RISKS

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 33 1|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

26   More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              More Information About Risks    27

FINANCIAL HIGHLIGHTS
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The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. Due to Class Q being recently offered, Financial Highlights are not included for the International Fund.

28   Financial Highlights

FINANCIAL HIGHLIGHTS                               PILGRIM WORLDWIDE GROWTH FUND
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For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP , independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                     Four Months     Year     Three Months                             August 31,
                                                        Ended       Ended        Ended                                 1995(2) to
                                                     October 31,   June 30,     June 30,     Year Ended March 31,       March 31,
                                                     2000(6)(7)     2000         1999(1)    1999      1998     1997       1996
                                                     ----------     ----         -------    ----      ----     ----       ----
Per Share Operating Performance:
Net asset value, beginning of period             $      34.53       27.12        24.59      19.63     15.00    13.27      12.50
Income from investment operations:
Net investment income (loss)                     $      (0.07)      (0.16)        0.01       0.22     (0.11)    0.01      (0.04)
Net realized and unrealized gains (loss)
on investments                                   $      (4.09)      11.11         2.52       6.15      5.29     1.72       0.81
Total from investment operations                 $      (4.16)      10.95         2.53       6.37      5.18     1.73       0.77
Less distributions from:
Net investment income                            $         --          --           --       0.15        --       --         --
Net realized gains on investments                $         --        3.54           --       1.26      0.55       --         --
Total distributions                                        --        3.54           --       1.41      0.55       --         --
Net asset value, end of period                   $      30.37       34.53        27.12      24.59     19.63    15.00      13.27
Total Return(3):                                 %     (12.05)      42.63        10.29      33.97     35.11    12.87       6.32
Ratios/Supplemental Data:
Net assets, end of period (000's)                $     44,702      54,418       14,870      7,320       645      642          1
Ratios to average net assets:
Net expenses after expense reimbursement
(recoupment)(4)(5)                               %       1.52        1.57         1.55       1.59      1.61     1.61       1.60
Gross expenses prior to expense reimbursement
(recoupment)(4)                                  %       1.49        1.57         1.55       1.76      3.75    34.99   3,232.53
Net investment income (loss) after expense
reimbursement (recoupment)(4)(5)                 %      (0.62)      (0.69)        0.17       0.17     (0.47)   (0.91)     (0.50)
Portfolio turnover                               %         71         169           57        247       202      182        132

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC assumed responsibility for the day-to-day management of the Fund.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim Worldwide Growth Fund    29

PILGRIM INTERNATIONAL VALUE FUND                            FINANCIAL HIGHLIGHTS
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For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                          January 24, 2000(1) to
                                                                October 31,
                                                                   2000
                                                                   ----
Operating performance:
Net asset value, beginning of the period             $             15.90
Income from investment operations:
Net investment income                                $              0.13
Net realized and unrealized loss on investments      $              0.65
Total from investment operations                     $              0.78
Less distributions from:
Net realized gains on investments                    $                --
Total distributions                                  $                --
Net asset value, end of the period                   $             16.68
Total return(2)                                      %              4.91
Ratios and supplemental data:
Net assets, end of the period (000's)                $            24,882
Ratio to average net assets:
Expenses(3)                                          %              1.57
Net Investment Income(3)                             %              1.35
Portfolio turnover                                   %                34

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

30   Pilgrim International Value Fund

FINANCIAL HIGHLIGHTS                      PILGRIM INTERNATIONAL CORE GROWTH FUND
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For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                      Four Months     Year        Three Months                         February 28,
                                                         Ended        Ended          Ended                              1997(1) to
                                                      October 31,    June 30,       June 30,    Year Ended March 31,     March 31,
                                                      2000(6)(7)      2000          1999(2)      1999          1998        1997
                                                      ----------      ----          -------      ----          ----        ----
Per Share Operating Performance:
Net asset value, beginning of period               $     24.78         19.63         18.36       17.43         12.75        12.50
Income from investment operations:
Net investment income (loss)                       $     (0.04)        (0.17)         0.04        0.09         (0.04)          --
Net realized and unrealized gains on investments   $     (2.98)         6.48          1.23        0.97          4.72         0.25
Total from investment operations                   $     (3.02)         6.31          1.27        1.06          4.68         0.25
Less distributions from:
Net investment income                              $        --            --            --        0.13            --           --
Net realized gains on investments                  $        --          1.16            --          --            --           --
Total distributions                                         --          1.16            --        0.13            --           --
Net asset value, end of period                     $     21.76         24.78         19.63       18.36         17.43        12.75
Total Return(3):                                   %    (12.19)        32.56          6.92        6.11         36.63         2.00
Ratios/Supplemental Data:
Net assets, end of period (000's)                  $    13,947        16,567         9,390      11,268         1,719            1
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)     %      1.84          1.75          1.54        1.63          1.66         0.00
Gross expenses prior to expense reimbursement(4)   %      1.99          2.06          1.63        1.87          3.18     2,667.07
Net investment income (loss) after expense
reimbursement(4)(5)                                %     (0.45)        (0.73)         0.73       (0.27)        (0.47)        0.00
Portfolio turnover                                 %        73           200            67         214           274           76

----------
(1)  The Fund commenced operations on February 28, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC assumed day-to-day management of the Fund.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                    Pilgrim International Core Growth Fund    31

PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND                  FINANCIAL HIGHLIGHTS
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For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                 Four Months     Year     Three Months                               August 31,
                                                    Ended       Ended        Ended                                   1995(1) to
                                                 October 31,   June 30,     June 30,        Year Ended March 31,      March 31,
                                                   2000(6)       2000       1999(2)      1999       1998      1997      1996
                                                   -------       ----       -------      ----       ----      ----      ----
Per Share Operating Performance:
Net asset value, beginning of period         $      43.30        25.16       22.23       19.18      14.01     13.52     12.50
Income from investment operations:
Net investment income (loss)                 $      (0.09)       (0.21)      (0.03)      (0.02)      0.05     (0.06)     0.01
Net realized and unrealized gains
on investments                               $      (5.03)       20.53        2.96        3.36       5.12      2.01      1.01
Total from investment operations             $      (5.12)       20.32        2.93        3.34       5.17      1.95      1.02
Less distributions from:
Net investment income                        $         --           --          --        0.09         --        --        --
Net realized gains on investments            $         --         2.18          --        0.20         --      1.46        --
Total distributions                                    --         2.18          --        0.29         --      1.46        --
Net asset value, end of period               $      38.18        43.30       25.16       22.23      19.18     14.01     13.52
Total Return(3):                             %      11.82        82.99       13.18       17.61      36.90     15.03      8.16
Ratios/Supplemental Data:
Net assets, end of period (000's)            $    164,719      163,843      42,881      32,819      8,810        42        19
Ratios to average net assets:
Net expenses after expense reimbursement
(recoupment)(4)(5)                           %       1.58         1.57        1.65        1.65       1.66      1.66      1.65
Gross expenses prior to expense
reimbursement (recoupment)(4)                %       1.58         1.57        1.67        1.80       6.15    151.33    531.72
Net investment income (loss) after expense
reimbursement (recoupment)(4)(5)             %      (0.71)       (0.66)      (0.50)      (0.50)     (0.43)    (0.64)     0.33
Portfolio turnover                           %         56          164          44         146        198       206       141

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.

32   Pilgrim International SmallCap Growth Fund

FINANCIAL HIGHLIGHTS                             PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                            Four Months     Year    Three Months                                 August 31,
                                               Ended       Ended        Ended                                    1995(1) to
                                            October 31,   June 30,    June 30,         Year Ended March 31,       March 31,
                                            2000(6)(7)      2000       1999(2)      1999       1998      1997       1996
                                            ----------      ----       -------      ----       ----      ----       ----
Per Share Operating Performance:
Net asset value, beginning of period    $     20.74         17.20        13.79      17.76      16.47     13.18      12.50
Income from investment operations:
Net investment income (loss)            $     (0.27)        (0.16)       (0.04)     (0.01)      0.07     (0.04)      0.01
Net realized and unrealized gains
(loss) on investments                   $     (3.66)         3.70         3.45      (3.78)      1.33      3.37       0.67
Total from investment operations        $     (3.93)         3.54         3.41      (3.79)      1.40      3.33       0.68
Less distributions from:
Net investment income                   $        --            --           --       0.18         --        --         --
Net realized gains on investments       $        --            --           --         --       0.11      0.04         --
Total distributions                     $        --            --           --       0.18       0.11      0.04         --
Net asset value, end of period          $     16.81         20.74        17.20      13.79      17.76     16.47      13.18
Total Return(3):                        %    (18.95)        20.58        24.73     (21.42)      8.60     25.29       5.44
Ratios/Supplemental Data:
Net assets, end of period (000's)       $    88,894       119,251       79,130     53,125     46,711     8,660        350
Ratios to average net assets:
Net expenses after expense
reimbursement(4)(5)                     %      2.13          2.09         1.90       1.94       1.91      1.91       1.90
Gross expenses prior to expense
reimbursement(4)                        %      2.28          2.24         2.43       2.23       2.43      4.20      44.24
Net investment income (loss) after
expense reimbursement(4)(5)             %     (1.21)        (1.05)       (1.07)     (0.01)      1.06     (0.87)      0.47
Portfolio turnover                      %        94           211           67        213        243       176        118

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC assumed responsibility for the day-to-day management of the Fund.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Pilgrim Emerging Countries Fund    33

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE PILGRIM FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Mayflower Trust                                811-7978
    Pilgrim International Value Fund
Pilgrim International Fund, Inc.                       811-8172
Pilgrim Mutual Funds                                   811-7428
    Pilgrim Worldwide Growth Fund
    Pilgrim International Core Growth Fund
    Pilgrim International SmallCap Growth Fund
    Pilgrim Emerging Countries Fund

QINTLPROS080101-080101